Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of USChina Taiwan, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, KwangHyun Kim, President and JaeChan Kim Treasurer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 19, 2013	By:	/s/ KwangHyun Kim
KwangHyun Kim, President (Principal Executive Officer)

Date:	February 19, 2013	By:	/s/ JaeChan Kim
JaeChan Kim, Treasurer (Principal Financial Officer)